Exhibit b (6a)

                           CERTIFICATION OF AMENDMENT


                         TO THE ARTICLES OF AGREEMENT OF


                       VALLEY FORGE LIFE INSURANCE COMPANY


                                   372957-010
                           --------------------------


TO THE INSURANCE COMMISSIONER OF THE COMMONWEALTH OF PENNSYLVANIA:


Sir:


         In compliance with the requirements of Section 322 of the Act of the General Assembly of the Commonwealth of Pennsylvania approved the seventeenth day of May, 1921, as amended, the following amendment to the Articles of Agreement of Valley Forge Life Insurance Company, located at Reading, Pennsylvania, (the Articles of which were approved August 9, 1956, and recorded in the Department of State at 3-1-56.24, Film 231 to 236, inclusive, and amended from time to time) together with a copy of the resolutions authorizing the same and the number of votes cast for or against the same by Written Consent of the Stockholders, in lieu of a meeting, are hereby certified for approval.


         Valley Forge Life Insurance Company does hereby certify: That the stockholders of said Company, representing all of the 48,000 authorized and issued shares, by Written Consent, waived notice of a special meeting of stockholders and consented to the following actions as of February 15, 1989, in lieu of a meeting:


         WHEREAS the Board of Directors of Valley Forge Life Insurance Company, by written consent of all of the Directors, effective February 15, 1989, duly adopted resolutions proposing and recommending the adoption of an amendment to the Articles of Agreement of the Company.


         RESOLVED: That Article 5th of the Articles of Agreement of the Company now reading as follows:


                  "5th. The amount of capital stock of the Company is One Million Two Hundred Thousand Dollars ($1,200,000) divided into Forty-eight Thousand Shares (48,000) of the par value of Twenty-five Dollars ($25.00) each."

         be amended to read as follows:


                  "5th. The authorized capital of the Company shall be Ten Million Dollars ($10,000,000). The number of authorized common shares shall be Two Hundred Thousand (200,000). The par value of each common share shall be Fifty Dollars ($50.00)."


         FURTHER RESOLVED: That the President, or any Vice President, is authorized and empowered, when and if such amendment to the Articles of Agreement of the Company shall become effective, to (1) sell an additional Two Thousand Shares (2,000) to Continental Assurance Company at a price of Fifty Dollars ($50.00) per share, and upon delivery of such shares to Continental Assurance Company to add the purchase price of One Hundred Thousand Dollars ($100,000) to paid-up capital; and (2) transfer from unassigned funds (surplus) to paid-up capital One Million Two Hundred Thousand Dollars ($1,200,000) representing the increase in par value of the Forty-eight Thousand (48,000) outstanding shares from Twenty-five Dollars ($25.00) per share to Fifty Dollars ($50.00) per share.


         That there were cast in favor of the foregoing resolutions 48,000 votes, representing all of the authorized and issued shares of the Company, and, therefore, as the vote in favor was unanimous, the resolutions were duly approved. Said resolutions and the number of votes cast for or against the resolutions aforesaid were spread upon the records of the Company.


         IN WITNESS WHEREOF, the said Company has to these presents affixed its corporate seal and has caused the same to be subscribed and attested by its President and Corporate Secretary on the 31st day of May, 1989.


                                            VALLEY FORGE LIFE INSURANCE COMPANY


                                    By      S/EDWARD J. NOHA
                                       ----------------------------------------
                                            Edward J. Noha, President

ATTEST:

S/THOMAS R. IGLESKI
--------------------------------------------------------------
Thomas R. Igleski, Corporate Secretary

STATE OF ILLINOIS          )

                           )   SS

COUNTY OF COOK             )






         Thomas R. Igleski, being duly sworn, deposes and says that the facts set forth in the foregoing certificate are correct.





                                S/THOMAS R. IGLESKI
                                ----------------------------------------------
                                Thomas R. Igleski

         Subscribed and sworn to before me this 31st day of May, 1989.





                                         S/MARQUERITE J. MILLER
                                         -------------------------------------
                                         Notary Public

STATE OF ILLINOIS          )

                           )   SS

COUNTY OF COOK             )



         Thomas R. Igleski, being duly sworn, deposes and says that he is the Vice President and Corporate Secretary of Valley Forge Life Insurance Company, an insurance corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its Home office in Reading, Pennsylvania; and further certifies that the following is a true and correct copy of resolutions adopted by the unanimous written consent of the Board of Directors of said Valley Forge Life Insurance Company, dated February 15, 1989, in lieu of a meeting, and that the same have not been altered, amended or repealed and are now in force and effect:


         WHEREAS Section 409 of the Maine Insurance Code has been amended to increase the minimum capital stock requirement for companies authorized to do business in that state to $2,500,000; and


         WHEREAS the Articles of Agreement of Valley Forge Life Insurance Company provide for capital stock in the amount of $1,200,000 and additional capital of $1,300,000 is necessary to retain the Company's authority to write insurance in Maine.


         RESOLVED: That Article 5th of the Articles of Agreement of the Company, as heretofore amended, be further amended to read as follows:


                  "5th. The authorized capital of the Company shall be Ten Million Dollars ($10,000,000). The number of authorized common shares shall be Two Hundred Thousand (200,000). The par value of each common share shall be Fifty Dollars ($50.00)."


         FURTHER RESOLVED: That the Board of Directors hereby directs that said proposed amendment be submitted to the stockholders of the Company on February 15, 1989 for their unanimous consent.


         FURTHER RESOLVED: That the President, or any Vice President, is authorized and empowered, when and if such amendment to the Articles of Agreement of the Company shall become effective, to (1) sell an additional Two Thousand Shares (2,000) to Continental Assurance Company at a price of Fifty Dollars ($50.00) per share, and upon delivery of such shares to Continental Assurance Company to add the purchase price of One Hundred Thousand Dollars ($100,000) to paid-up capital; and (2) transfer from unassigned funds (surplus) to paid-up capital One Million Two Hundred Thousand Dollars ($1,200,000) representing the increase in par value of Forty-eight Thousand (48,000) outstanding shares from

         Twenty-five Dollars ($25.00) per share to Fifty Dollars ($50.00) per share.




                                S/THOMAS R. IGLESKI
                                ----------------------------------------------
                                Vice President and
                                Corporate Secretary


Subscribed and sworn to before me this 31st day of May, 1989.



   S/MARQUERITE J. MILLER
   -----------------------------------------------------
                                          Notary Public

STATE OF ILLINOIS          )

                           )

COUNTY OF COOK             )



         Thomas R. Igleski, being duly sworn, deposes and says that he is the Vice President and Corporate Secretary of Valley Forge Life Insurance Company, an insurance corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its home office in Reading, Pennsylvania; and further certifies that attached hereto is a true and exact copy of the unanimous written consent of the stockholders of said Valley Forge Life Insurance Company, dated February 15, 1989, in lieu of a special meeting of the stockholders.





                                S/THOMAS R. IGLESKI
                                ----------------------------------------------
                                Vice President and
                                Corporate Secretary




Subscribed and sworn to before me this 31st day of May, 1989.



   S/MARQUERITE J. MILLER
   -----------------------------------------------------
                                          Notary Public

                  UNANIMOUS WRITTEN CONSENT OF THE STOCKHOLDERS


                                       OF


                       VALLEY FORGE LIFE INSURANCE COMPANY



The undersigned, being all of the stockholders of Valley Forge Life Insurance Company, waive notice of a special meeting of stockholders and consent to the following actions in lieu of a meeting:


         WHEREAS the Board of Directors of Valley Forge Life Insurance Company, by written consent of all of the Directors, effective February 15, 1989, duly adopted resolutions proposing and recommending the adoption of an amendment to the Articles of Agreement of the Company.


         RESOLVED: That Article 5th of the Articles of Agreement of the Company now reading as follows:


                  "5th. The amount of capital stock of the Company is One Million Two Hundred Thousand Dollars ($1,200,000) divided into Forty-eight Thousand Shares (48,000) of the par value of Twenty-five Dollars ($25.00) each."


         be amended to read as follows:


                  "5th. The authorized capital of the Company shall be Ten Million Dollars ($10,000,000). The number of authorized common shares shall be Two Hundred Thousand (200,000). The par value of each common share shall be Fifty Dollars ($50.00)."


         FURTHER RESOLVED: That the President, or any Vice President, is authorized and empowered, when and if such amendment to the Articles of Agreement of the Company shall become effective, to (1) sell an additional Two Thousand Shares (2,000) to Continental Assurance Company at a price of Fifty Dollars ($50.00) per share, and upon delivery of such shares to Continental Assurance Company to add the purchase price of One Hundred Thousand Dollars ($100,000) to paid-up capital; and (2) transfer from unassigned funds (surplus) to paid-up capital One Million Two Hundred Thousand Dollars ($1,200,000) representing the increase in par value of the Forty-eight Thousand (48,000) outstanding shares from Twenty-five Dollars ($25.00) per share to Fifty Dollars ($50.00) per share.

The undersigned direct that this Consent be filed with the corporate records of the Company and be considered for all purposes as if voted upon at a special meeting of stockholders held February 15, 1989.



                       CONTINENTAL ASSURANCE COMPANY          (47,991 Votes)


                       By:    S/THOMAS R. IGLESKI
                               ---------------------------------------------
                               Vice President and
                               Corporate Secretary


                               S/DENNIS H. CHOOKASZIAN           (1 Vote)
                               ----------------------------------------------
                               Dennis H. Chookaszian


                                S/BERNARD L. HENGESBAUGH         (1 Vote)
                                ---------------------------------------------
                                Bernard L. Hengesbaugh


                                S/THOMAS R. IGLESKI               (1 Vote)
                                ---------------------------------------------
                                Thomas R. Igleski


                                S/DONALD M. LOWRY                 (1 Vote)
                                --------------------------------------------
                                Donald M. Lowry


                                S/KEVIN J. MCHUGH                 (1 Vote)
                                --------------------------------------------
                                Kevin J. McHugh


                               S/CAROLYN L. MURPHY                 (1 Vote)
                               --------------------------------------------
                               Carolyn L. Murphy


                               S/EDWARD J. NOHA                    (1 Vote)
                               --------------------------------------------
                               Edward J. Noha


                               S/LAURENCE A. TISCH                  (1 Vote)
                               --------------------------------------------
                               Laurence A. Tisch


                               S/PRESTON R. TISCH                    (1 Vote)
                               ---------------------------------------------
                               Preston R. Tisch

Dated: February 15, 1989

                          COMMONWEALTH OF PENNSYLVANIA


                              INSURANCE DEPARTMENT



                                                         Harrisburg, PA

                                                     July 3              , 1989
                                                 ------------------------------



TO THE SECRETARY OF STATE OF THE
COMMONWEALTH OF PENNSYLVANIA



         In accordance with the provisions and requirements of Sections 322 of the Act of the General Assembly of the Commonwealth of Pennsylvania, entitled "An Act relating to insurance; amending, revising and consolidating the law providing for the incorporation of insurance companies, and the regulation, supervision and protection of home and foreign insurance companies." etc., approved the 17th day of May, 1921, I am submitting herewith an Amendment to the Charter of Valley Forge Life Insurance Company.


         I hereby certify that I have examined the above and foregoing Amendment, and find this instrument complies with all procedural and material requirements of this Department. This Amendment should be approved.





                                                     S/CONSTANCE B. FOSTER
                                                     --------------------------
                                                     CONSTANCE B. FOSTER
                                                     INSURANCE COMMISSIONER

                          COMMONWEALTH OF PENNSYLVANIA



                               DEPARTMENT OF STATE


                               Secretary's Office




Pennsylvania               ss:


         Witness my Hand and Seal of the Office, at Harrisburg, Pennsylvania, this 10th day of July A.D. 1989.








                                                  S/JAMES J. HAGGERTY
                                                  -----------------------------
                                                  Secretary Of The Commonwealth

                           CERTIFICATION OF AMENDMENT


                         TO THE ARTICLES OF AGREEMENT OF


                       VALLEY FORGE LIFE INSURANCE COMPANY


                                     372957
                           --------------------------


TO THE INSURANCE COMMISSIONER OF THE COMMONWEALTH OF PENNSYLVANIA:


Sir:


         In compliance with the requirements of Section 322 of the Act of the General Assembly of the Commonwealth of Pennsylvania approved the seventeenth day of May, 1921, as amended, the following amendment to the Articles of Agreement of Valley Forge Life Insurance Company, located at Reading, Pennsylvania, (the Articles of which were approved August 9, 1956, and recorded in the Department of State at 3-1-56.24, Film 231 to 236, inclusive, and amended from time to time) together with a copy of the resolutions authorizing the same and the number of votes cast for or against the same by Written Consent of the Stockholders, in lieu of a meeting, are hereby certified for approval.


         Valley Forge Life Insurance Company does hereby certify: That the stockholders of said Company, representing all of the 44,000 authorized and issued shares, by Written Consent, waived notice of the annual meeting of stockholders scheduled to be held on the 8th day of April, 1987, and consented to the following action in lieu of a meeting:


         RESOLVED: That the Articles of Agreement of Valley Forge Life Insurance Company, as heretofore amended, be further amended to provide for an increase in the capital stock of the Company from $1,100,000 to $1,200,000 as set forth in Article 5th, so that said Article shall, as amended, read as follows:


                  "5th. The amount of capital stock of the Company is One Million Two Hundred Thousand Dollars ($1,200,000) divided into Forty-eight Thousand Shares (48,000) of the par value of Twenty-five Dollars($25.00) each."


         FURTHER RESOLVED: That the President, Corporate Secretary, and any other corporate officers of the Company be and hereby are authorized and directed to take any and all action which may be necessary or proper to effectuate the foregoing amendment of the Articles of

         Agreement of the Company, including, but without being limited to, the execution, certification, filing and recording of all documents, with or without the seal of the Company, required by law for said purpose.


         That there were cast in favor of the foregoing resolutions 44,000 votes, representing all of the authorized and issued shares of the Company, and, therefore, as the vote in favor was unanimous, the resolutions were duly approved. Said resolutions and the number of votes cast for or against the resolutions aforesaid were spread upon the records of the Company.


         IN WITNESS WHEREOF, the said Company has to these presents affixed its corporate seal and has caused the same to be subscribed and attested by its President and Corporate Secretary on the 19th day of May, 1987.


                                       VALLEY FORGE LIFE INSURANCE COMPANY


                                    By S/E. J. NOHA
                                       ----------------------------------------
                                       President

ATTEST:

S/THOMAS R. IGLESKI
--------------------------------------------------------------
                     Corporate Secretary

STATE OF ILLINOIS          )

                           )   SS

COUNTY OF COOK             )






         Thomas R. Igleski, being duly sworn, deposes and says that the facts set forth in the foregoing certificate are true and correct.





                                S/THOMAS R. IGLESKI
                                ----------------------------------------------
                                Thomas R. Igleski

         Subscribed and sworn to before me this 19th day of May, 1987.





                                 S/MARQUERITE J. MILLER
                                 ----------------------------------------------
                                 Notary Public

                          COMMONWEALTH OF PENNSYLVANIA


                              INSURANCE DEPARTMENT



                          Harrisburg, PA, May 28 ,1987
                         ------------------------------



TO THE SECRETARY OF STATE OF
THE COMMONWEALTH OF PENNSYLVANIA:



         In accordance with the provisions and requirements of Section 322 of the Act of the General Assembly of the Commonwealth of Pennsylvania, entitled "An Act relating to insurance; amending, revising and consolidating the law providing for the incorporation of insurance companies, and the regulation, supervision and protection of home and foreign insurance companies," etc., approved the 17th day of May 1921, I am submitting herewith a Certificate of Amendment of the Articles of Agreement of Valley Forge Life Insurance Company, Reading, Pennsylvania.


         I hereby certify that I have examined the above and foregoing Amendment of the Articles of Agreement of Valley Forge Life Insurance Company, Reading, Pennsylvania, and find this instrument complies with all procedural and material requirements of this Department. This Amendment should be approved.





                               S/CONSTANCE B. FOSTER
                               ----------------------------------------------
                               Constance B. Foster
                               Insurance Commissioner

                               DEPARTMENT OF STATE


                               Secretary's Office




Pennsylvania        SS:




          Witness my Hand and Seal of Office at


--------------------------------------------------------------------

this day of       June 4, 1987.

------------------------------



                                  S/JAMES J. HAGGERTY
                                  ---------------------------------------------
                                  Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA





                                  June 11, 1987

               TO ALL TO WHOM THESE PRESENTS SHALL COME: GREETING:


                  IN RE: "VALLEY FORGE LIFE INSURANCE COMPANY"



       I, James J. Haggerty, SECRETARY OF THE COMMONWEALTH OF THE COMMONWEALTH OF PENNSYLVANIA DO HEREBY CERTIFY THAT THE FOREGOING AND ANNEXED IS A TRUE AND CORRECT PHOTOCOPY OF Articles of Amendment to the Articles of Agreement


which appear of record in this Department.





                                                     IN  TESTIMONY   WHEREOF,  I
                                                     HAVE  HEREUNTO  SET MY HAND
                                                     AND  CAUSED THE SEAL OF THE
                                                     SECRETARY'S  OFFICE  TO  BE
                                                     AFFIXED,  THE DAY AND  YEAR
                                                     ABOVE WRITTEN.




                                                 S/JAMES J. HAGGERTY
                                                 ------------------------------
                                                 Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA





                              INSURANCE DEPARTMENT



         I, MICHAEL L. BROWNE Insurance Commissioner of the Commonwealth of Pennsylvania, do hereby certify that the attached is a full, true and correct copy of the Certification of Amendment to the Articles of Agreement, of






                       VALLEY FORGE LIFE INSURANCE COMPANY






located in Reading, Pennsylvania, as the same appears of record and remains on file with this Department.





                                                        IN  WITNESS  WHEREOF,  I
                                                        have   hereunto  set  my
                                                        hand,  and  affixed  the
                                                        Official  Seal  of  this
                                                        Department  at the  City
                                                        of Harrisburg this

                               23rd     day of         December       19   81
                              -----                 -------------         -----
                                  S/MICHAEL L BROWNE
                               -------------------------------------------------
                                               Insurance Commissioner


                               -------------------------------------------------
                                            Deputy Insurance Commissioner

                           CERTIFICATION OF AMENDMENT


                         TO THE ARTICLES OF AGREEMENT OF


                       VALLEY FORGE LIFE INSURANCE COMPANY


                           --------------------------


TO THE INSURANCE COMMISSIONER OF THE COMMONWEALTH OF PENNSYLVANIA:


Sir:


         In compliance with the requirements of Section 322 of the Act of the General Assembly of the Commonwealth of Pennsylvania approved the seventeenth day of May, 1921, as amended, the following amendments to the Articles of Agreement of Valley Forge Life Insurance Company, located at Reading, Pennsylvania, (the Articles of which were approved August 9, 1956, and recorded in the Department of State at 3-1-56.24, Film 231 and 236, inclusive, and amended from time to time) together with a copy of the resolutions authorizing the same and the number of votes cast for or against the same at a Special Meeting of the Stockholders called for that purpose, are hereby certified for approval.


         Valley Forge Life Insurance does hereby certify: That a Special Meeting of Stockholders of said Company was held at the office of the Company, 412 Washington Street, Reading, Pennsylvania, on the 15th day of June, 1972, at the call of the directors and that notice thereof of the object of said meeting as may be required by the laws of the Commonwealth of Pennsylvania and by the By-Laws was duly waived by all Stockholders of the Company.


         That  at  the  said  meeting   there  were   presented   the  following
resolutions:


                  RESOLVED:  That  the  Articles  of  Agreement,  as  heretofore amended, be further amended to restate the powers of the Company as set forth in Article 2nd and Article 6th and to provide for an increase of its capital stock from $1,000,000 to $1,100,000 as set forth in Article 5th, so that said Articles shall, as amended, read as follows:


                           "2nd. The class of insurance for which the Company is constituted is Clause 1 and 2, Paragraph (a), as provided in Section 202 of the above recited Act, viz:

                                    (1)   To insure  the lives of  persons,  and
                                          every insurance  appertaining thereto;
                                          to grant  and  dispose  of  annuities,
                                          including  variable annuity  contracts
                                          under which values or payments or both
                                          vary  in  relation  to the  investment
                                          experience of the issuer or a separate
                                          account or accounts  maintained by the
                                          issuer and to insure against  personal
                                          injury,    disablement,    or    death
                                          resulting  from  traveling  or general
                                          accidents,   and  against  disablement
                                          resulting  from  sickness,  and  every
                                          insurance  appertaining  thereto, when
                                          written  as a part of a policy of life
                                          insurance.


                                    (2)   To  insure  against  personal  injury,
                                          disablement,  or death  resulting from
                                          traveling  or general  accidents,  and
                                          against  disablement   resulting  from
                                          sickness,    and    every    insurance
                                          appertaining thereto.


                           "5th. The amount of capital stock of the Company is One Million One Hundred Thousand Dollars ($1,100,000) divided into Forty-four Thousand Shares (44,000) of the par value of Twenty-five Dollars ($25.00) each.


                           "6th. The general objects of the Company are to make insurance on the Joint Stock Principal against loss as provided in Clause 1 and 2, Paragraph (a), Section 202 of the above recited Act."


                  FURTHER RESOLVED: That the President, Secretary, and any other corporate officers of the Company be and they hereby are authorized and directed to take any and all action which in the opinion of the President may be necessary or proper to effectuate the foregoing amendments of the Articles of Agreement of the Company, including, but without being limited to, the execution, certification, filing and recording of all documents, with or without the seal of the Company, required by law for said purpose.


         That there were cast in favor of the foregoing resolutions 40,000 votes, representing all of the authorized and outstanding capital shares of the Company, and, therefore, as the vote in favor was unanimous, the resolutions were duly approved. Said resolutions and the number of votes cast for or against the resolutions aforesaid were spread upon the records of the Company.


         IN WITNESS WHEREOF, the said Company has to these presents affixed its corporate seal and has caused the same to be subscribed and attested by its President and Secretary on the 11th day of September, 1972.


                                           VALLEY FORGE LIFE INSURANCE COMPANY


                              By S/JACQUE W. SAMMET
                                 ----------------------------------------------
                                                       President


                              Attest S/R. GREGORY DENNE
                                    -------------------------------------------
                                                       Secretary

STATE OF ILLINOIS          )

                           )   SS

COUNTY OF COOK             )






         R. Gregory Denne, being duly sworn, deposes and says that the facts set forth in the foregoing certificate are correct.





                                S/R. GREGORY DENNE
                                ----------------------------------------------
                                R. Gregory Denne

         Subscribed and sworn to before me this 11th day of September, 1972.





                                 S/MARQUERITE J. MILLER
                                 ----------------------------------------------
                                 Notary Public



                                 My Commission Expires December 4, 1972

                              INSURANCE DEPARTMENT

                                 Harrisburg, Pa.


                                                          October 18, 1972
                                                         ------------------

TO THE ATTORNEY GENERAL OF THE COMMONWEALTH OF PENNSYLVANIA:
         In accordance with the provisions and requirements of #322 of the Act of the General Assembly of the Commonwealth of Pennsylvania, entitled, "An Act relating to insurance; amending, revising and consolidating the law providing for the incorporation of insurance companies, and the regulation, supervision, and protection of home and foreign insurance companies." etc., approved the 17th day of May, A. D., 1921, I am submitting herewith amendment to the Articles of Agreement of Valley Forge Life Insurance Company.

                                                  S/HERBERT DENENBY
                                                -------------------------------

                                                   Insurance Commissioner

                            ATTORNEY GENERAL'S OFFICE

                                 Harrisburg, Pa.


                                                  November 13, 1942
                                                 ------------------------------

TO HIS EXCELLENCY, THE GOVERNOR OF THE COMMONWEALTH OF PENNSYLVANIA:

         I hereby certify that I have examined the above and foregoing certificate of amendment to the Articles of Agreement of Valley Forge Life Insurance Company and find this instrument to be in accordance with the provisions of an Act of the General Assembly of the Commonwealth of Pennsylvania entitled, "An Act relating to insurance; amending, revising and consolidating the law providing for the incorporation of insurance companies, and the regulation, supervision, and protection of home and foreign insurance companies, etc.," approved the 17th day of May, A. D., 1921, and not inconsistent with the Constitution of this Commonwealth and of the United States, and the same is hereby approved.


                                                    ---------------------------
                                                    Attorney General

                                EXECUTIVE CHAMBER


                                 Harrisburg, Pa.



Amendment to the Charter of Valley Forge Life Insurance Company



                                                       November 17, 1972
                                                      -----------------------



           APPROVED:

           -----------------------------------------------------------
                                    Governor



ATTEST:
S/C. DELORES TUCKER
-------------------------------------------------------------
               Secretary of the Commonwealth


                               SECRETARY'S OFFICE


Pennsylvania               ss:


         WITNESS my Hand and Seal of Office, at Harrisburg, Pa., this 17th day of November, 1972.

                                                S/C. DELORES TUCKER
                                               --------------------------------
                                                 Secretary of the Commonwealth
                                                               fmk

                          COMMONWEALTH OF PENNSYLVANIA





                              INSURANCE DEPARTMENT



I, AUDREY R. KELLY Insurance Commissioner of the Commonwealth of Pennsylvania, do hereby certify that the attached is a full, true and correct photo-copy of the Articles of Agreement and Amendments thereto of






                       VALLEY FORGE LIFE INSURANCE COMPANY






located in Reading, Pennsylvania, as the same appears of record and remains on file in this Department.





                                                        IN  WITNESS  WHEREOF,  I
                                                        have   hereunto  set  my
                                                        hand,  and  affixed  the
                                                        Official  Seal  of  this
                                                        Department  at the  City
                                                        of Harrisburg this

                                               27th     day of August    19  64
                                              ------          ---------     ----


                                               S/AUDREY R. KELLY
                                               --------------------------------
                                               Insurance Commissioner

                                               --------------------------------
                                               Deputy Insurance Commissioner

                              Articles of Agreement

                                     OF THE


                       VALLEY FORGE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

Know all Men by these presents:--being of full age, ten of whom are citizens of the United States, or its territories or possessions,


         We, the undersigned, do hereby associate to form an incorporated company for the purpose of transacting the business of life insurance in accordance with the provisions of an Act of the General Assembly of the Commonwealth of Pennsylvania, entitled "An act relating to insurance; amending, revising and consolidating the law; providing for the incorporation of insurance companies and the regulation, supervision and protection of home and foreign insurance companies, Lloyds Associations, reciprocal and inter-insurance exchanges and fire insurance rating bureaus and the regulation and supervision of insurance carried by such companies, associations and exchanges, including insurance carried by the State Workmen's Insurance Fund; providing penalties and repealing existing laws," approved the seventeenth day of May, A.D. 1921, and for that purpose do make and sign these as our Articles of Agreement:




      1st. The name by which the company shall be known is - - - - - - - - - - -

                       VALLEY FORGE LIFE INSURANCE COMPANY
 ------------------------------------------------------------------------------

2nd. The class of insurance for which the company is constituted in Clause 1
                                                                           --
Paragraph  2  as provided for in Section 202 of the above recited Act, viz: For
         ----

making insurances

 on the lives of persons, and every insurance appertaining thereto; to grant and
 -------------------------------------------------------------------------------
 dispose of annuities; and to insure against person injury, disablement, or
 ------------------------------------------------------------------------------
 death resulting from traveling or general accidents, and against disablement
 -----------------------------------------------------------------------------
 resulting from sickness, and very insurance appertaining thereto.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

      3rd. The plan or principle on which the business is to be conducted is the joint stock plan or principle.

      4th. The place in which the company is to be established or located is

           Reading, Berks County, Pennsylvania
 -----------------------------------------------------------------------------

      5th. The amount of capital stock of the Company is Three Hundred Thousand
                                                         ----------------------

          Dollars ($300,000.00)
 ------------------------------------------------------------------------------

 divided into twelve thousand Shares of the par value of twenty-five ($25.00)
             ----------------                            --------------------
 dollars each.

      6th. The general objects of the Company are to make insurance on the Joint Stock Principal against loss as provided in Clause 1, , Paragraph(a), Section
                                                    -----           ----
 202 of the above recited Act.


      7th. The proposed duration of the Company is perpetual.

      8th. The powers which the Company proposes to have and exercise are: To have succession as herein-before provided; to adopt and have a common seal; and the same to alter at pleasure; to sue and be sued; and, in general, to exercise the powers of a corporate body, and make such contracts as may be necessary to carry out the objects of life insurance on the plan
                                            -----
   provided for in this agreement; to purchase or lease such real estate as may be necessary for a place of business, and for the security of investments; and to adopt such By-Laws as may from time to time be deemed necessary.

      9th. The subscribers to these articles of agreement have chosen from their number a President, a Secretary, a Treasurer, and a Board of 11
                                                                      -------
   Directors, who shall continue in office until the first annual meeting of the stockholders, and until their successors are duly chosen and qualified, and whose names and residences are as follows:




  Name                                Residence


 Harold G. Evans                Reading, Pennsylvania                 President
------------------------------- -------------------------------------


 Harry W. Lee                   Reading, Pennsylvania                 Secretary
------------------------------- -------------------------------------


 Lewis H. Bernet                Reading, Pennsylvania                 Treasurer
------------------------------- -------------------------------------

                                    Directors

Lewis H. Bernet                       Dr. Walter A. Rigg
----------------------------------- ------------------------------------
Harold G. Evans                       Kenneth E. Ryan
----------------------------------- ------------------------------------
John H. Guenther                      Albert C. Simmonds, Jr.
----------------------------------- ------------------------------------
Sidney D. Kline                       Paul Thorin
----------------------------------- ------------------------------------
Harry W. Lee                          Ormrod Titus
----------------------------------- ------------------------------------
Samuel R. Milbank
----------------------------------- -------------------------------------


   10th. It is understood and agreed that this instrument shall be executed in two exact counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall, together, constitute but one and the same instrument.

   IN WITNESS WHEREOF, The subscribers to  21st    day of     June     ,1956
   these articles of agreement have
   hereunto subscribed their
                                                ------------------        ------

                                            names and places of residence, this



S/LEWIS H. BERNER
 ...............................................................................
Lewis H. Berner          Box 52, Lessport, Reading, Pennsylvania


S/HAROLD G. EVANS        607 Trent Avenue, Wyomissing, Reading, Pennsylvania
-------------------------------------------------------------------------------
Harold G. Evans

S/JOHN H. GUENTHER       1025 Penn Street, Reading, Pennsylvania
-------------------------------------------------------------------------------
John H. Guenther

S/SIDNEY D. KLINE        62 Grandview Boulevard, Wyomissing Hills, Pennsylvania
-------------------------------------------------------------------------------
Sidney D. Kline

S/HARRY W. LEE           Muhlenberg Park, R. D. #2, Reading, Pennsylvania
-------------------------------------------------------------------------------
Harry W. Lee

S/SAMUEL R. MILBANK      One East End Avenue, New York 21, New York Pennsylvania
-------------------------------------------------------------------------------
Samuel R. Milbank

S/DR. WALTER A. RIGG     220 South Fifth Street, Reading, Pennsylvania
-------------------------------------------------------------------------------
Dr. Walter A. Rigg

S/KENNETH E. RYAN        Seafield Lane, West Hampton Beach, New York
-------------------------------------------------------------------------------
Kenneth E. Ryan

S/ALBERT C. SIMMONDS, JR. Indian Trail, Harrison, New York
-------------------------------------------------------------------------------
Albert C. Simmonds, Jr.

                           Winterthur, Switzerland and 111 John Street,
S/PAUL THORIN              New York 38, New York
-------------------------------------------------------------------------------
Paul Thorin

S/ORMROD TITUS             Van Reed Road, R. D. #1, Sinking Spring, Pennsylvania
-------------------------------------------------------------------------------
Ormrod Titus




         Commonwealth of Pennsylvania       ss:

County of        Berks
           -----------------



           Before me, the subscriber, a person empowered to receive
acknowledgment of deeds, residing in Reading    , in said Commonwealth,
                                    -----------
personally came the within named

Lewis H. Bernet, Harold G. Evans, John H. Guenther, Sidney D. Kline,
------------------------------------------------------------------------------

Harry W. Lee,  Dr. Walter A. Rigg, Kenneth E. Ryan, Paul Thorin, Ormrod Titus
------------------------------------------------------------------------------

STATE OF NEW YORK                )

                                 )      SS

COUNTY OF NEW YORK               )



         Before me, the subscriber, a person empowered to receive acknowledgment of deeds, residing in New York, in said State, personally came the within named Albert C. Simmonds, Jr. who, in due form of law, acknowledged the within instrument of writing to be his act and deed, and desires that the same may be recorded as such.


         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, this 26th day of June, 1956.



                                 William H. Bode
                                 ----------------------------------------------

                                 WILLIAM H. BODE
                                 Notary Public State of New York
                                 No. 41-5364400
                                 Qualified in Queens County
                                 Certificate filed in N. Y. County
                                 Term Expires March 30, 1958
                                 ----------------------------------------------

STATE OF NEW YORK                )

                                 )      SS

COUNTY OF NEW YORK               )



         Before me, the subscriber, a person empowered to receive acknowledgment of deeds, residing in Harrison, New York City, personally came the within named SAMUEL R. MILBANK who, in due form on law, acknowledged the within instrument of writing to be his act and deed, and desires that the same may be recorded as such.


         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, this 26th day of June, 1956.
-----
                                              S/EDWIN D.C. MARKERT
                                              ---------------------------------
                                              Notary Public State of New York
                                              ---------------------------------
who, in due form of law, acknowledged the within instrument of writing to be their act and deed, and desire that the same may be recorded as such.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, this 21st day of June , 1956.
----        ----     --

My commission expires:                            S/ANNE MAGEE
                                                  -----------------------------
     January 29, 1959.                                     Anne Magee
                   (Seal)                                 Notary Public
                                                  -----------------------------




                         -------------------------------


                              INSURANCE DEPARTMENT



                                             Harrisburg, Pa.,   July 3, , 19 56
                                                                -------   -----

To the Attorney General of the Commonwealth of Pennsylvania:

The title of the Company named in the within articles of agreement, namely,


                       VALLEY FORGE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

is hereby approved; and I do hereby certify that all of the requirements of an Act of the General Assembly of the Commonwealth of Pennsylvania, entitled "An Act relating to insurance; amending, revising and consolidating the law; providing for the incorporation of insurance companies and the regulation, supervision and protection of home and foreign insurance companies," &c., approved the seventeenth day of May, 1921, in relation to the incorporation of insurance companies, have been complied with by the - - - - - - - - - - - -

                       VALLEY FORGE LIFE INSURANCE COMPANY
------------------------------------------------------------------------------
                                            S/THOMAS R. BALAKAN
                                           --------------------------------
                                           Deputy Insurance Commissioner

                         -------------------------------

                            ATTORNEY GENERAL'S OFFICE



                                       Harrisburg, Pa.,   July 26,    , 19  56
                                                          -------       -------

To his Excellency, The Governor of the Commonwealth of Pennsylvania:
-------------------------------------------------------------------------------

          I do hereby certify, that I have examined the above and foregoing
articles of agreement of the     VALLEY FORGE LIFE INSURANCE COMPANY
                               -------------------------------------------

and find this instrument to be in accordance with the provisions of an Act of the General Assembly of the Commonwealth of Pennsylvania, entitled
"An Act relating to insurance; amending, revising and consolidating the law; providing for the incorporation of insurance companies and the regulation, supervision and protection of home and foreign insurance companies," &c., approved the seventeenth day of May, 1921, and not inconsistent with the Constitution of this Commonwealth and of the United States, and the same is hereby approved.

                                              ---------------------------------
                                              S/EDWARD L. SPRINGER
                                              ---------------------------------
                                              Edward L. Springer
                                              ---------------------------------
                                              Deputy Attorney General

                                                  3-1-56.24 235


                                   ENDORSEMENT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                              ARTICLES OF AGREEMENT
-------------------------------------------------------------------------------



                                     OF THE

                                VALLEY FORGE LIFE
-------------------------------------------------------------------------------



                                INSURANCE COMPANY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              Reading, Pennsylvania


                              EXECUTIVE DEPARTMENT
                             OFFICE OF THE GOVERNOR



Harrisburg, Pa.,                August 9, 1956
                       --------------------------------------------------------

APPROVED:

                            Let Letters Patent Issue


                                                    S/GEORGE M. LEADER
                                                   ----------------------------
                                                    Governor

Pennsylvania               ss:


         Witness my Hand and Seal of Office, at Harrisburg, this 9th day of August A.D. 1956.

                                          S/C.W. TROUT
                                         --------------------------------------
                                         Deputy Secretary of the Commonwealth
                                         --------------------------------------

                                         --------------------------------------

                       In the Name and by Authority of the

                          Commonwealth of Pennsylvania



                              EXECUTIVE DEPARTMENT


TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

         WHEREAS, in and by an Act of the General Assembly of the Commonwealth of Pennsylvania entitled "An Act relating to insurance; amending, revising and consolidating the law; providing for the incorporation of insurance companies, and the regulation, supervision, and protection of home and foreign insurance companies, Lloyds Association, reciprocal and inter-insurance exchanges, and fire insurance rating bureaus, and the regulation and supervision of insurance carried by such companies, associations, and exchanges, including insurance carried by the State Workmen's Insurance Fund; providing penalties; and repealing existing laws" approved the seventeenth day of May Anno Domini, one thousand nine hundred and twenty-one, the Governor of this Commonwealth is authorized and required to issue his L E T T E R S P A T E N T to all associations formed under the provisions of said Act, in the manner and at the time therein specified.

         AND WHEREAS, The stipulations, conditions and things directed to be performed in said Act of the General Assembly have been fully compiled with by


                       VALLEY FORGE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------
         THEREFORE, KNOW YE, That under authority of the Constitution and laws of said Commonwealth in such case made and provided, I DO BY THESE PRESENTS, which I have caused to be made PATENT, and sealed with the Great Seal of the Commonwealth, create the association aforesaid a body corporate with power to use and enjoy all the powers and privileges conferred by the said Act, aforesaid, and by the said name the said association shall have perpetual succession and all the privileges and franchises incident to a corporation. And the said association so incorporated, their successors and assigns, are generally to be invested with all the rights, powers and privileges, with full force and effect, and be subject to all the duties, requisites and restrictions specified and enjoined in and by the said Act of the General Assembly and all other applicable laws of this Commonwealth.

                                                      GIVEN under  my  Hand  and
                                                            the  Great  Seal  of
                                                            the Commonwealth, at
                                                            the      City     of
                                                            Harrisburg, this 9th
                                                            day  of  August,  in
                                                            the year of our Lord
                                                            one  thousand   nine
                                                            hundred          and
                                                            fifty-six,   and  of
                                                            the Commonwealth the
                                                            one    hundred   and
                                                            eighty-first.




                   BY THE GOVERNOR:  S/GEORGE M. LEADER
                                     ------------------------------------------
                                     S/C.W. TROUT
                                     ------------------------------------------

                                     Deputy Secretary of the Commonwealth

                          Commonwealth Of Pennsylvania


                               Department of State



                   OFFICE of the SECRETARY of the COMMONWEALTH



                                    Harrisburg, PA,        August 14, 1956
                                                      ------------------------

Pennsylvania, ss:


I DO HEREBY CERTIFY, From a comparison with the original record or copy thereof, of which I am by law the designated legal custodian, that the foregoing and annexed transcript is a full, true and correct copy of Articles of Agreement of "VALLEY FORGE LIFE INSURANCE COMPANY", dated August 9, 1956, and Letters Patent issued thereon, and recorded in the Department of State at 3-1-56.24 Film 231 to 236, inclusive.






















                                                     IN  TESTIMONY   WHEREOF,  I
                                                     HAVE  HEREUNTO  SET MY HAND
                                                     AND  CAUSED THE SEAL OF THE
                                                     SECRETARY'S  OFFICE  TO  BE
                                                     AFFIXED,  THE DAY AND  YEAR
                                                     ABOVE WRITTEN.

                                                  S/HENRY E. HARNER
                                                 ------------------------------
                                                 Secretary of the Commonwealth

                       VALLEY FORGE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

       ELECTION RETURN AUTHORIZING AN INCREASE OF AUTHORIZED CAPITAL STOCK


                           --------------------------


                                WAIVER OF NOTICE


To the Directors of       VALLEY FORGE LIFE INSURANCE         Company
                    --------------------------------------
     We, the undersigned stockholders in the     VALLEY FORGE LIFE INSURANCE
                                             ---------------------------------
                   Company, who are holders of the stock of said company, to the
------------------

amount set opposite our several names, request that you, by resolution, declare that it is the desire of the corporation to increase its authorized capital
                                                          ------------------

stock from $300,000.00  to  $1,000,000.00  , and that you, by resolution, call
-----      -----------     ----------------

a meeting of the stockholders in company to be held on the      19th     day of
                                                            ------------

October   ,19   56
--------------------
for the purpose of voting for or against such increase. And we do hereby waive the notice of such meeting of the stockholders, required to be given by the Seventh Section of the Sixteenth Article of the Constitution of the Commonwealth of Pennsylvania, and by the laws thereof, relating to the increase of capital stock or indebtedness of corporations, as well as by any By-Law of the Company requiring notice of such meeting to be given:

|------------------------|---------------|-------------------------|----------------|
|        NAME            | No. of Shares |NAME                     | No. of Shares  |
|------------------------|---------------|-------------------------|----------------|
|American Casualty       |               |                         |                |
|Company of              |    11,989     |                         |                |
|Reading, Pennsylvania   |               |                         |                |
|------------------------|---------------|-------------------------|----------------|
|                        |               |                         |                |
|By:                     |               |                         |                |
|------------------------|---------------|-------------------------|----------------|
|                        |               |                         |                |
|       President        |               |                         |                |
|------------------------|---------------|-------------------------|----------------|
|S/HAROLD G. EVANS       |               |                         |                |
|Harold G. Evans         |1              |  Harold G. Evans        |                |
|------------------------|---------------|-------------------------|----------------|
|S/LEWIS H. BERNET       |               |                         |                |
|Lewis H. Bernet         |1              | Lewis H. Bernet         |                |
|------------------------|---------------|-------------------------|----------------|
|S/HARRY W. LEE          |               |                         |                |
|Harry W. Lee            |1              | Harry W. Lee            |                |
|------------------------|---------------|-------------------------|----------------|
|S/JOHN H. GUENTHER      |               |                         |                |
|John H. Guenther        |1              | John H. Guenther        |                |
|------------------------|---------------|-------------------------|----------------|
|S/WALTER A. RIGG        |               |                         |                |
|Walter A. Rigg          |1              | Walter A. Rigg          |                |
|------------------------|---------------|-------------------------|----------------|
|S/SIDNEY D. KLINE       |               |                         |                |
|Sidney D. Kline         |1              | Sidney D. Kline         |                |
|------------------------|---------------|-------------------------|----------------|
|S/ORMROD TITUS          |               |                         |                |
|Ormrod Titus            |1              | Ormrod Titus            |                |
|------------------------|---------------|-------------------------|----------------|
|S/KENNETH E. RYAN       |               |                         |                |
|Kenneth E. Ryan         |1              | Kenneth E. Ryan         |                |
|------------------------|---------------|-------------------------|----------------|
|S/ALBERT C. SIMMONDS,JR.|               |                         |                |
|Albert C. Simmonds, Jr. |1              | Albert C. Simmonds, Jr. |                |
|------------------------|---------------|-------------------------|----------------|
|S/SAMUEL R. MILBANK     |               |                         |                |
|Samuel R. Milbank       |1              | Samuel R. Milbank       |                |
|------------------------|---------------|-------------------------|----------------|
|S/PAUL THORIN           |               |                         |                |
|Paul Thorin             |1              | Paul Thorin             |                |
|------------------------|---------------|-------------------------|----------------|
|                        |               |                         |                |
|------------------------|---------------|-------------------------|----------------|
|                        |               |                         |                |
|------------------------|---------------|-------------------------|----------------|


NOTE:      A TYPEWRITTEN LIST OF ALL SIGNATURES MUST ACCOMPANY THIS PAPER. THE
FEE FOR FILING THIS PAPER IS $35.00.

COMMONWEALTH OF PENNSYLVANIA   )

County of                 Berks                      )        ss:
           --------------------------------------

         Harry W. Lee being duly sworn or affirmed, doth depose and say that he is the Secretary of the VALLEY FORGE LIFE INSURANCE Company, that the stock ledger of said Company is in his custody and under his control, and that the list of stockholders given in the above waiver of notice of a meeting to be held for the purpose of voting for or against the increase of the authorized capital stock of said Company, is a complete list of such stockholders, and that they are the owners of the entire issue of the stock of said Company, and that the signatures to said wavier are genuine and in the proper handwriting of the subscribers.


                                  S/HARRY W. LEE
                                  ----------------------------------------------
                                  Harry W. Lee                     Secretary

SWORN TO, OR AFFIRMED, AND SUBSCRIBED BEFORE ME, THIS 29TH DAY OF OCTOBER.
                                                     ------       -------


                                   S/EDITH B. GEDDES
                                  ----------------------------------------------


                                   Notary Public
                                   --------------------------------------------
                                   My Commission Expires
                                   April 25, 1957

                      RESOLUTIONS OF THE BOARD OF DIRECTORS


                        Reading       , Pa., October 19 56
                    ---------------          --------------



     I HEREBY CERTIFY, that the following resolutions were adopted by a majority of the entire Board of Directors of the VALLEY FORGE LIFE INSURANCE
                                           ------------------------------------
Company, at a meeting held at the principal office of the company on the 17th
                                                                        -------
day of                October            19    56.
            ----------------------------       ------
     "Resolved, That the  authorized capital stock   of this company be
                         --------------------------

increased from       $300,000.00          to        $1,000,000.00;
                  ------------------                ----------------
     "Resolved, That a meeting of the stockholders be called to convene at the
general office of this company on the     19th    day of  October   A.D. 19 56,
                                       ---------         ----------    --------
to take action on approval or disapproval of the proposal increase of the authorized capital stock of this Company, the notice by publication, required
-------------------------
to be given by the Constitution and laws of this Commonwealth, having been waived by the unanimous consent of the stockholders."


                                      Attest:      S/HARRY W. LEE
                                                   ----------------------
                                                   Harry W. Lee

                           --------------------------

                                 OATH OF JUDGES


COMMONWEALTH OF PENNSYLVANIA   )

County of                 Berks                      )        ss:
           --------------------------------------


     On this    17th     day of   October      A. D.    19    56,
           ------------        --------------             ------
personally appeared before me, a notary public in and for the county aforesaid
                                 -------------
     Harry W. Lee, John H. Guenther and Lewis H. Bernet
-------------------------------------------------------------------------------
                                                            , stockholders duly
------------------------------------------------------------
appointed judges, by the board of directors of the  VALLEY FORGE LIFE INSURANCE
                                                    ---------------------------

-------------------------------------------------------------------------------
Company, to conduct an election of said Company, to be held on the  19th day of
                                                                   -----
   October      , 19    56   , who being duly sworn, or affirmed, do depose and
---------------         ----
say that they will well and truly, according to law, conduct said election to the best of their ability and true return make of the same.


Sworn to or affirmed, and subscribed  |                            |
before me, the day and year           |                            |
aforesaid.                            | S/HARRY W. LEE             |
                                      |----------------------------|
                                      |                            |
                                      |                            |
                                      | S/JOHN H. GUENTHER         |  JUDGES
                                      |----------------------------|
                                      |                            |
                                      | S/LEWIS H. BERNET          |
--------------------------------------|----------------------------|



        MY COMMISSION EXPIRES
           MARCH 23, 1987
--------------------------------------

                                 JUDGES' RETURN


We, the undersigned judges, appointed by the board of directors of the VALLEY
                                                                      ---------

           FORGE LIFE INSURANCE  Company to conduct an election by the
-------------------------------------------------------------------------------

stockholders thereof, for or against an increase of the authorized capital stock
                                                       -------------------------

of the said Company, from $     300,000.00     to $   $1,000,000.00
                              --------------        ----------------
do  hereby certify, that after being durly sworn, or

affirmed, we held the said election, on the   19th    day of October   , 19  56
                                            ---------        -------     ------

at the office of said Company the time and place fixed for holding the same, of which sixty days' previous notice by publication was duly waived, and in due form and manner we received the votes of the stockholders of the said Company in favor of or against such increase; and at the said election there were voted in favor of such

increase        11,998              shares, and against such increase no

          ------------------

shares, thereby evincing the consent of the persons or bodies corporate, holding the larger amount in value of the capital stock of the said Company, to the said increase.

                          S/HARRY W. LEE                     |
                          -----------------------------------|
                                                             |
                                                             |
                                                             |
                          S/JOHN H. GUENTHER                 |  JUDGES
                          -----------------------------------|
                                                             |
                                                             |
                          S/LEWIS H.BERNET
19    ,    ...................................................................

===============================================================================

==============================================================================

                                (Name of Company)



                                VALLEY FORGE LIFE
------------------------------------------------------------------------------



                                INSURANCE COMPANY
------------------------------------------------------------------------------



                              Reading, Pennsylvania
------------------------------------------------------------------------------

                                 ELECTION RETURN
                                   WITH WAIVER
                                   AUTHORIZING



increase of authorization capital stock from $300,000.00 to $1,000,000.00
===============================================================================
 ...............................................................................
===============================================================================

Filed in the office of the Secretary of the Commonwealth, on the 14th day
                                                                ------
of November      A. D. 19   56.
   -------------      ----------
                               HENRY E. HARNER                              ta
-------------------------------------------------------------------------------

                          Secretary of the Commonwealth
===============================================================================
 .........
===============================================================================

Recorded in Miscellaneous Corporation Record Book, No           , Page
                                                      ---------        --------

-------------------------------------------------------------------------------

===============================================================================

                     THE FEE FOR FILING THIS PAPER IS $35.00
===============================================================================

                          COMMONWEALTH OF PENNSYLVANIA


                               DEPARTMENT OF STATE



                   OFFICE of the SECRETARY of the COMMONWEALTH



                                      Harrisburg,         November 20, 1956
                                                 ------------------------------

Pennsylvania, ss:


I DO HEREBY CERTIFY, From a comparison with the original record or copy thereof, of which I am by law the designated legal custodian, that the foregoing and annexed transcript is a full, true and correct copy of Election Return
Authorizing an Increase of Capital Stock of "VALLEY FORGE LIFE INSURANCE COMPANY", dated November 14, 1956, and recorded in the Department of State at 3-1-56.33 Film 663 to 666, inclusive.






















                                                     IN  TESTIMONY   WHEREOF,  I
                                                     HAVE  HEREUNTO  SET MY HAND
                                                     AND  CAUSED THE SEAL OF THE
                                                     SECRETARY'S  OFFICE  TO  BE
                                                     AFFIXED,  THE DAY AND  YEAR
                                                     ABOVE WRITTEN.
                                                      S/HENRY E. HARNER
                                                  ----------------------------
                                                  Secretary of the Commonwealth

                   RETURN OF ACTUAL INCREASE OF CAPITAL STOCK



TO THE SECRETARY OF THE COMMONWEALTH:



1.    Name of Corporation:  VALLEY FORGE LIFE INSURANCE COMPANY.

2.    Registered Office:  412 Washington Street, Reading, Pennsylvania.

3.    Date of Incorporation:  August 9, 1956.

4. By virtue of an amendment of articles authorizing the increase of Common capital of said corporation from $300,000.00 to $1,000,000.00 filed in the Office of the Secretary of the Commonwealth on the 14th Day of November 1956, the following ACTUAL INCREASE has been made in the capital stock or stated capital:



                                       Increase from        Increase to
Class of     Number of                 Total Prior Actual   Total Present
Stock Issued Shares     Par Value      Issue                Actual Issue
------------ ---------- ---------      ------------------   --------------

Common        12,000     $25.00        $300,000.00           $600,000.00

5. Itemize here amount of Bonus or interest payable at time of filing this return. (Bonus is charged at rate of 1/5 or 1% on capital stock or stated capital. Interest is charged on unpaid bonus at the rate of 6% per annum for a period computed from 30 days after issuance of the stock until date of payment.)

      No Bonus due: Account of payment made to Secretary of Commonwealth on November 7, 1956, for increase to $1,000,000.00 (Check #28103).

6. After giving effect to the above return of actual increase in capital stock, the issued and outstanding capital stock at the time of filing this return is as follows:



                                                  Total Par Value and
 Class of Stock     No. of Shares      Par Value      Stated Capital
----------------    -------------     -----------   ----------------
  Common              24,000           $25.00          $600,000.00


                         S/ H.G. EVANS
                      ---------------------------------------------------------
                                          President

COMMONWEALTH OF PENNSYLVANIA        )

                                                     )   SS

COUNTY OF BERKS                                      )



                         H. G. EVANS                           President of the
--------------------------------------------------------------

above name corporation being duly sworn, says that the facts set forth in the above certificate are true and correct.

Sworn and subscribed before me this  30th      day of November 1956.
                                    ----------



              ANNE M. MAGEE, NOTARY PUBLIC
                 READING, BERKS COUNTY                    S/ANNE M. MAGEE
                                                      -----------------------
          MY COMMISSION EXPIRES JAN. 29, 1959




Filed in the office of the Secretary of the Commonwealth on the  4th  day of
                                                                ------

December 1956.
---------

                                                  S/HENRY E. HARNER
                                              ----------------------------------

                                              Secretary of the Commonwealth DFM

                          COMMONWEALTH OF PENNSYLVANIA


                               DEPARTMENT OF STATE



                   OFFICE of the SECRETARY of the COMMONWEALTH



                                 Harrisburg, PA,     March 21, 1957
                                                 ------------------------------

Pennsylvania, ss:


I DO HEREBY CERTIFY, From a comparison with the original record or copy thereof, of which I am by law the designated legal custodian, that the foregoing and annexed transcript is a full, true and correct copy of President's Return of Actual Increase of Capital Stock of "VALLEY FORGE LIFE INSURANCE COMPANY", dated December 4, 1956, and recorded in the Department of State at 3-1-56.35 Film 413.






















                                                     IN  TESTIMONY   WHEREOF,  I
                                                     HAVE  HEREUNTO  SET MY HAND
                                                     AND  CAUSED THE SEAL OF THE
                                                     SECRETARY'S  OFFICE  TO  BE
                                                     AFFIXED,  THE DAY AND  YEAR
                                                     ABOVE WRITTEN.
                                                  S/JAMES A. FINNEGAN
                                                  -----------------------------
                                                  Secretary of the Commonwealth

                   RETURN OF ACTUAL INCREASE OF CAPITAL STOCK



TO THE SECRETARY OF THE COMMONWEALTH:



1.    Name of Corporation:  VALLEY FORGE LIFE INSURANCE COMPANY.

2.    Registered Office:  412 Washington Street, Reading, Pennsylvania.

3.    Date of Incorporation:  August 9, 1956.

4. By virtue of an amendment of articles authorizing the increase of Common capital of said corporation from $300,000.00 to $1,000,000.00 filed in the Office of the Secretary of the Commonwealth on the 7th Day of November 1956, the following ACTUAL INCREASE has been made in the capital stock or stated capital:



                                        Increase from           Increase to
Class of       Number of                Total Prior Actual      Total Present
Stock Issued   Shares       Par Value   Issue                   Actual Issue
------------   ---------   ----------   -------------------     --------------

Common         16,000       $25.00       $600,000.00             $1,000,000.00

5. Itemize here amount of Bonus or interest payable at time of filing this return. (Bonus is charged at rate of 1/5 or 1% on capital stock or stated capital. Interest is charged on unpaid bonus at the rate of 6% per annum for a period computed from 30 days after issuance of the stock until date of payment.)

      No Bonus due: Account of payment made to Secretary of Commonwealth on November 7, 1956, for increase to $1,000,000.00 (Check #28103).

6. After giving effect to the above return of actual increase in capital stock, the issued and outstanding capital stock at the time of filing this return is as follows:



                                                      Total Par Value and
Class of Stock     No. of Shares       Par Value      Stated Capital
--------------     --------------      ---------     ----------------
 Common            40,000               $25.00         $1,000,000.00




(SEAL)
                                        S/ H.G. EVANS
                                        -------------------------------------
                                        H.G. Evans, President

COMMONWEALTH OF PENNSYLVANIA        )

                                                     )   SS

COUNTY OF BERKS                                      )


H. G. Evans, President of the above named corporation being duly sown, says that the facts set forth in the above certificate are true and correct.


Sworn and subscribed before me this    31st          day of December, 1957.
                                   ------------------



MY COMMISSION EXPIRES:                    S/ANNE M. MAGEE
                                     ----------------------------------------
January 29, 1959.                      Anne M. Magee, Notary Public



Filed in the office of the Secretary of the Commonwealth on the 2nd day of
                                                               -----

January 1958.
-------
                                                 S/JAMES A. FINNEGAN

                                            Secretary of the Commonwealth   DFM

                          COMMONWEALTH OF PENNSYLVANIA


                               DEPARTMENT OF STATE



                   OFFICE of the SECRETARY of the COMMONWEALTH



                                       Harrisburg,     February 6, 1958
                                                   ---------------------------

Pennsylvania, ss:


I DO HEREBY CERTIFY, From a comparison with the original record or copy thereof, of which I am by law the designated legal custodian, that the foregoing and annexed transcript is a full, true and correct copy of President's Return of Actual Increase of Capital Stock of "VALLEY FORGE LIFE INSURANCE COMPANY" filed January 2, 1958 and recorded at 3-1-58.02 film 1033.
















                                                     IN  TESTIMONY   WHEREOF,  I
                                                     HAVE  HEREUNTO  SET MY HAND
                                                     AND  CAUSED THE SEAL OF THE
                                                     SECRETARY'S  OFFICE  TO  BE
                                                     AFFIXED,  THE DAY AND  YEAR
                                                     ABOVE WRITTEN.
                                                  S/JAMES A. FINNEGAN
                                                 ------------------------------
                                                  Secretary of the Commonwealth